Filed Pursuant to Rule 497

Registration Statement No. 333-223483

Supplement, dated November 16, 2018
to

Prospectus, dated April 27, 2018,

Prospectus Supplement, dated May 8, 2018

and
Prospectus Supplement, dated May 10, 2018

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Main Street Capital Corporation (the “Company”) dated April 27, 2018 (the “Prospectus”), as supplemented by the Prospectus Supplement dated May 8, 2018 (the “DSPP Prospectus Supplement”) and the Prospectus Supplement dated May 10, 2018 (the “ATM Prospectus Supplement” and, together with the DSPP Prospectus Supplement, the “Prospectus Supplements”), each as further supplemented from time to time including hereby. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus Supplements or Prospectus, as applicable.

Investing in our common stock involves a high degree of risk, and should be considered highly speculative. See “Risk Factors” beginning on page 15 of the Prospectus, “Supplementary Risk Factors” beginning on page S-6 of the DSPP Prospectus Supplement and other supplements to the Prospectus Supplements to read about factors you should consider, including the risk of leverage and dilution, before investing in our common stock.

STATUS OF OUR OFFERINGS

On May 10, 2018, we established an at-the-market program to which the ATM Prospectus Supplement relates and through which we may sell, from time to time and at our sole discretion up to 4,500,000 shares of our common stock. As of November 14, 2018, we sold 1,398,931 shares of our common stock for net proceeds of approximately $53.7 million, after commissions to the Sales Agents on shares sold and offering costs, under the at-the-market program. As of November 14, 2018, there were 3,101,069 shares of our common stock available for sale under the at-the-market program.

On July 18, 2017, we established a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which includes the direct stock purchase feature to which the DSPP Prospectus Supplement relates.  We are offering up to 1,000,000 shares of our common stock pursuant to the DSPP Prospectus Supplement, and, from May 8, 2018 through November 14, 2018, we sold 4,867 shares of our common stock for gross proceeds of approximately $0.2 million thereunder. As of November 14, 2018, there were 995,133 shares of our common stock available for sale under the DSPP Prospectus Supplement.

FORM 8-K

On November 16, 2018, we filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission. We have attached the Report as Annex A to this supplement.

Annex A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2018

Main Street Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 350-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2018, in connection with previously announced long-term succession plans, the Main Street Capital Corporation (“Main Street”) Board of Directors (the “Board”) unanimously elected Dwayne L. Hyzak as Chief Executive Officer (“CEO”) of the company.  Mr. Hyzak succeeds Vincent D. Foster as CEO.  Mr. Foster will continue to serve as Main Street’s Executive Chairman.  The Board also unanimously approved the promotion of David L. Magdol to President, succeeding Mr. Hyzak in that role.  These transitions are effective immediately.  In addition to assuming the roles of CEO and Executive Chairman, respectively, Messrs. Hyzak and Foster retain their existing roles as members of the Board, with Mr. Foster continuing to serve as Chairman of the Board.  Mr. Magdol continues in his existing role as Chief Investment Officer of Main Street in addition to assuming the responsibility of President.  The Investment Committee and Executive Committee of management for Main Street shall each remain comprised of Messrs. Foster, Hyzak, Magdol and Curtis L. Hartman, Main Street’s Vice Chairman, Chief Credit Officer and Senior Managing Director.

Each of Messrs. Hyzak, Magdol and Foster has been an executive officer of Main Street since prior to its initial public offering in 2007.  Mr. Hyzak has served as a member of the Board since January 2018, as Main Street’s President since 2015 and as its Chief Operating Officer and Senior Managing Director since 2014.  Mr. Magdol has served as Main Street’s Vice Chairman since 2015 and as its Chief Investment Officer and Senior Managing Director since 2011.  Mr. Foster has served as Chairman of the Board and as Main Street’s Chief Executive Officer since 2007.  Reference is also made to the biographical information with respect to Messrs. Hyzak, Magdol and Foster set forth under the heading “Executive Officers” in the 2018 Main Street proxy statement, which description is incorporated herein by reference.

Each of Messrs. Hyzak, Magdol and Foster will receive a base salary consistent with Main Street’s current executive compensation practices and continue to receive benefits materially similar to those disclosed in the 2018 Main Street proxy statement.

There are no current or proposed transactions between Main Street and any of Messrs. Hyzak, Magdol or Foster or their immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Item 8.01                                           Other Events.

On November 16, 2018, Main Street issued a press release pertaining to the matters described above. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed herein, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated November 16, 2018

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: November 16, 2018	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel

3

Exhibit 99.1

NEWS RELEASE

Contacts:

Main Street Capital Corporation

Dwayne L. Hyzak, CEO, dhyzak@mainstcapital.com

Brent D. Smith, CFO, bsmith@mainstcapital.com

713-350-6000

Dennard Lascar Investor Relations

Ken Dennard | ken@dennardlascar.com

Mark Roberson | mroberson@dennardlascar.com

713-529-6600

Main Street’s Board of Directors Elects

Dwayne L. Hyzak as Chief Executive Officer

Vincent D. Foster Continues as Executive Chairman and

David L. Magdol Promoted to President

HOUSTON, November 16, 2018 — Main Street Capital Corporation (NYSE: MAIN) (“Main Street”) is pleased to announce that in connection with previously announced long-term succession plans, the Main Street Board of Directors (the “Board”) unanimously elected Dwayne L. Hyzak as Chief Executive Officer (“CEO”) of the company.  Mr. Hyzak succeeds Vincent D. Foster as CEO.  Mr. Foster will continue to serve as Main Street’s Executive Chairman.  The Board also unanimously approved the promotion of David L. Magdol to President, succeeding Mr. Hyzak in that role.

“Dwayne and David have been outstanding leaders of Main Street throughout their long careers with the company.  Each of them has the vision and determination to sustain Main Street’s past success.  Dwayne and David have proven track records as investors and business leaders and have contributed significantly to Main Street’s accomplishments,” said Mr. Foster.  “I have been honored to lead this great company as CEO since its IPO in 2007, and I look forward to my continuing role as Executive Chairman.”

Mr. Hyzak commented, “I’m honored to accept the promotion to CEO of Main Street and take the helm of the company that I’ve been privileged to serve for almost 20 years.  I’m excited about my new role as well as the opportunity to continue to work with David and Vince and all of the company’s valued employees and portfolio companies.  Our goal is to continue to maximize Main Street’s prospects and future opportunities.  I also want to personally thank Vince for his long-

term leadership of the company in addition to his mentorship and support he has shown me throughout my career with Main Street.”

Arthur L. French, lead independent director of the Board, stated, “The entire Board expresses its sincere appreciation to Vince Foster for his many years of exemplary leadership of Main Street.  The company has achieved remarkable success under Vince’s stewardship and we are very pleased that he will continue to serve as Executive Chairman.  In addition to being most grateful for Vince’s many significant contributions, we look forward to the future with Dwayne as CEO and David as President.”

These transitions are effective immediately.  In addition to assuming the roles of CEO and Executive Chairman, respectively, Messrs. Hyzak and Foster retain their existing roles as members of the Board, with Mr. Foster continuing to serve as Chairman of the Board.  Mr. Magdol continues in his existing role as Chief Investment Officer of Main Street in addition to assuming the responsibility of President.  The Investment Committee and Executive Committee of management for Main Street shall each remain comprised of Messrs. Foster, Hyzak, Magdol and Curtis L. Hartman, Main Street’s Vice Chairman, Chief Credit Officer and Senior Managing Director.

ABOUT MAIN STREET CAPITAL CORPORATION

Main Street (www.mainstcapital.com) is a principal investment firm that primarily provides long-term debt and equity capital to lower middle market companies and debt capital to middle market companies.  Main Street’s portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors.  Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives within its lower middle market portfolio.  Main Street’s lower middle market companies generally have annual revenues between $10 million and $150 million.  Main Street’s middle market debt investments are made in businesses that are generally larger in size than its lower middle market portfolio companies.

FORWARD-LOOKING STATEMENTS

This press release may contain certain forward-looking statements.  Any such statements other than statements of historical fact are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under Main Street’s control, and that Main Street may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance.  Actual performance and results could vary materially from these estimates and projections of the future.  Such statements speak only as of the time when made and are based on information available to Main Street as of the date hereof and are qualified in their entirety by this cautionary statement.  Main Street assumes no obligation to revise or update any such statement now or in the future.

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